                                         Registration No. 333-__________________


     As filed with the Securities and Exchange Commission on August 2, 1999

================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                           ________________________
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                            ______________________


                                STEELCASE INC.
            (Exact name of registrant as specified in its charter)



              Michigan                              38-0819050
   (State or other jurisdiction of                 (I.R.S. Employer
   incorporation or organization)                Identification No.)

          901 44th Street                               49508
       Grand Rapids, Michigan                        (zip code)
(Address of Principal Executive Offices)



                     STEELCASE INC. 401(K) RETIREMENT PLAN
                            (Full title of the plan)

                             Jon D. Botsford, Esq.
                         General Counsel and Secretary
                                 Steelcase Inc.
                                901 44TH Street
                            Grand Rapids, MI  49508
                    (Name and address of agent for service)

                                 (616) 246-9600
         (Telephone number, including area code, of agent for service)



                                                  CALCULATION OF REGISTRATION FEE
===================================================================================================================
    Title of                                        Proposed                 Proposed
   securities                     Amount            maximum                  maximum               Amount of
     to be                        to be           offering price            aggregate            registration
   registered                   registered          per share             offering price             fee
-------------------------------------------------------------------------------------------------------------------
Class A Common Stock(1)    2,000,000 shares         $17.15625(2)          $34,312,500(2)          $9,538.88
                                                     --------              ----------              --------
-------------------------------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein. This Registration Statement shall also cover any additional shares of Class A Common Stock which become available for grant under the Plan by reason of any stock dividend, stock split, recapitalization or similar transaction effected without receipt of consideration which results in an increase in the number of outstanding shares of Class A Common Stock.



(2) Calculated pursuant to Rule 457(c) and (h)(1) and (2) under the Securities Act, solely for the purpose of computing the registration fee and, based on the average of the high and low prices of the Class A Common Stock as quoted on The New York Stock Exchange on July 28, 1999.

                                    PART II



              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Item 3.  Incorporation of Documents by Reference.


         The documents listed below are incorporated by reference in this registration statement:


       1. Annual Report of Steelcase Inc. (the "Registrant") on Form 10-K for the fiscal year ended February 26, 1999, filed with the SEC pursuant to the Securities Exchange Act of 1934 (the "Securities Exchange Act"). (File No. 001-13873).

       2. Quarterly Report of the Registrant on Form 10-Q for the quarter ended May 28, 1999, as filed with the SEC pursuant to the Securities Exchange Act. (File No. 001-13873).


       3. Current Report of the Registrant on Form 8-K/A filed June 16, 1999, as filed with the SEC pursuant to the Securities Exchange Act.


       4. The description of the Class A Common Stock of the Registrant contained in the Registrant's Prospectus, dated February 17, 1998, filed with the SEC pursuant to the Securities Act of 1933, as part of its Registration Statement on Form S-1 (Registration No. 333-41647), effective February 17, 1998.


      All documents subsequently filed by the Registrant or the Steelcase Inc. 401(k) Retirement Plan (the "Plan") pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

      Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein by reference modifies or supersedes such prior statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.



Item 4.  Description of Securities.


         Not applicable.


Item 5.  Interests of Named Experts and Counsel.


         Not applicable.

Item 6.  Indemnification of Directors and Officers.


         Section 561 of the Michigan Business Corporation Act provides that a Michigan corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative), other than an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, and with respect to any criminal action or proceeding, if the person had no reasonable cause to believe his or her conduct was unlawful. In addition, Section 562 of the Michigan Business Corporation Act ("Section 562") provides that a Michigan corporation may indemnify a person who was or is a party or is threatened to be made a party to a threatened, pending or completed action or suit by or in the right of the corporation by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) and amounts paid in settlement actually and reasonably incurred by the person in connection with the action or suit, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders. Section 562 does not permit indemnification for a claim, issue or matter in which the person has been found liable to the corporation unless application for indemnification is made to, and approved by, the court conducting the proceeding or another court of competent jurisdiction.


         The Registrant's Second Restated Articles of Incorporation provides that, to the fullest extent permitted by the Michigan Business Corporation Act, no director of the Registrant shall be personally liable to the Registrant or its shareholders for or with respect to any acts or omissions in the performance of his or her duties as a director of the Registrant. The Registrant's Amended By-laws generally provide that, to the fullest extent permitted by the Michigan Business Corporation Act, the Registrant shall (i) indemnify any person who was, is or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was a director, officer, employee or agent of another corporation (including a subsidiary corporation), limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done by such person in such capacity (a "Covered Matter") and (ii) pay or reimburse the reasonable expenses incurred by such person in connection with any Covered Matter in advance of final disposition of such Covered Matter. In addition, the Registrant's Amended By-laws allow the Registrant's Board of Directors to authorize such other indemnification to directors, officers, employees and agents by insurance, contract or otherwise as is permitted by law.


         The foregoing statements are subject to the detailed provisions of the Michigan Business Corporation Act, the Registrant's Second Restated Articles of Incorporation and the Registrant's Amended By-laws.

Item 7.  Exemption from Registration Claimed.


         Not Applicable.


Item 8.  Exhibits.



         4.1      Steelcase Inc. 401(k) Retirement Plan.

         4.2      1996-1 Amendment to Steelcase Inc. 401(k) Retirement Plan.

         4.3      1999-1 Amendment to Steelcase Inc. 401(k) Retirement Plan.

         4.4* Second Restated Articles of Incorporation of the Registrant previously filed as Exhibit 3.1 of the Registrant's Registration Statement on Form S-1, effective February 17, 1998. (File No. 333-41647).

         4.5*     Amended By-laws of the Registrant previously filed as Exhibit
                  3.2 of the Registrant's Annual Report on Form 10-K for the fiscal year ended February 26, 1999.

         23.1     Consent of BDO Seidman, LLP.

         23.2     Consent of Barbier Frinault & Associes.

         24       Power of Attorney (set forth on page 6).

______________________________

*Incorporated by reference.


     The undersigned Registrant hereby undertakes that it has submitted or will submit the Plan and any amendment thereto to the Internal Revenue Service (the "IRS") in a timely manner and has made or will make all changes required by the IRS to qualify the Plan.


Item 9.  Undertakings.


        (a) The undersigned Registrant hereby undertakes:


            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;


                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;



          Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.


          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.



          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.



     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                    SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Grand Rapids, State of Michigan, on August 2, 1999.



                                    STEELCASE INC.


                                    By:   /s/ JAMES P. HACKETT
                                         ---------------------
                                         James P. Hackett
                                         President and Chief Executive Officer



                       POWER OF ATTORNEY AND SIGNATURES

     We, the undersigned officers and directors of Steelcase Inc., hereby severally constitute and appoint James P. Hackett and Alwyn Rougier-Chapman, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below any and all amendments to this Registration Statement and generally to do all such things in our names and on our behalf in our capacities as officers and directors of Steelcase Inc. to enable Steelcase Inc. to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to this Registration Statement and any and all amendments thereto.


     Pursuant to the requirements of the Securities Act of 1933 this Registration Statement has been signed by the following persons in the indicated capacities on this 2nd day of August, 1999.


       Signature                                      Title
       ---------                                      -----


    /s/ JAMES P. HACKETT               President, Chief Executive Officer
----------------------------           and Director
         James P. Hackett                 (Principal Executive Officer)



   /s/ ALWYN ROUGIER-CHAPMAN           Senior Vice President  Finance,
----------------------------           Chief Financial
       Alwyn Rougier-Chapman           Officer and Treasurer
                                       (Principal Financial Officer and
                                       Principal Accounting Officer)

   /s/ DAVID BING                      Director
----------------------------
       David Bing



   /s/ WILLIAM P. CRAWFORD             Director
----------------------------
       William P. Crawford



   /s/ EARL D. HOLTON                  Chairman of the Board of Directors and
----------------------------           Director
       Earl D. Holton



   /s/ DAVID D. HUNTING, JR.           Director
----------------------------
       David D. Hunting, Jr.


   /s/ FRANK H. MERLOTTI               Director
----------------------------
       Frank H. Merlotti



   /s/ ROBERT C. PEW II                Chairman Emeritus and Director
----------------------------
       Robert C. Pew II



   /s/ ROBERT C. PEW III               Director
----------------------------
       Robert C. Pew III


   /s/ PETER M. WEGE                   Vice Chairman of the Board of Directors
----------------------------           and Director
       Peter M. Wege


   /s/ PETER M. WEGE II                Director
----------------------------
       Peter M. Wege II


   /s/ P. CRAIG WELCH, JR.             Director
----------------------------
       P. Craig Welch, Jr.

     Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Grand Rapids, State of Michigan, on August 2, 1999.


                           STEELCASE INC. 401(K) RETIREMENT PLAN

                           BY:  STEELCASE INC., as Administrator



                                By:   /s/ ALWYN ROUGIER-CHAPMAN
                                   ------------------------------
                                       Alwyn Rougier-Chapman
                                       Its Senior Vice President-Finance,
                                           Chief Financial Officer and Treasurer

                                    INDEX TO EXHIBITS
                                    -----------------



Exhibit No.                    Description
-----------                    -----------


4.1          Steelcase Inc. 401(k) Retirement Plan.

4.2          1996-1 Amendment to Steelcase Inc. 401(k) Retirement Plan.

4.3          1999-1 Amendment to Steelcase Inc. 401(k) Retirement Plan.

4.4* Second Restated Articles of Incorporation of the Registrant previously filed as Exhibit 3.1 of the Registrant's Registration Statement on Form S-1, effective February 17, 1998. (File No. 333-41647).

4.5* Amended By-laws of the Registrant previously filed as Exhibit 3.2 of the Registrant's Annual Report on Form 10-K for the fiscal year ended February 26, 1999.

23.1         Consent of BDO Seidman, LLP.

23.2         Consent of Barbier Frinault & Associes.

24           Power of Attorney (set forth on page 6).


------------------------

*Incorporated by reference.